Exhibit 10.103

                                                               [Sedgwick Plaza]


                           LOAN MODIFICATION AGREEMENT


         THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is made effective as of this 15th day of October, 2002, by and among CAPITAL SENIOR LIVING A,
INC., a Delaware corporation (the "Borrower"), GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender"), and CAPITAL SENIOR LIVING CORPORATION, a Delaware corporation (the "Guarantor").

                                R E C I T A L S:

         A. On June 13, 2002, Lender made a refinancing loan to Borrower, in the original principal amount of $5,560,000.00 (the "Loan"), pursuant to the terms and provisions of that certain Loan Agreement dated as of August 15, 2000, by and between Borrower and Lender (together with all amendments and supplements thereto, the "Loan Agreement"), and secured in part by that certain Mortgage and Security Agreement executed by Borrower and Lender, dated as of August 15, 2000 (together with all amendments and supplements thereto, the "Mortgage"), creating a first lien on the real property described in Exhibit A attached hereto and made a part hereof.

         B. The Loan is evidenced by an Amended and Restated Promissory Note dated as of June 13, 2002, in the original stated principal amount $5,560,000.00, executed by Borrower and payable to the order of Lender, its successors and assigns (the "Note"). The Loan is guaranteed by Guarantor, pursuant to that certain Exceptions to Non-Recourse Guaranty Agreement dated as of August 15, 2000 given for the benefit of Lender, its successors and assigns (the "Guaranty"). The Note, the Loan Agreement, the Mortgage, the Guaranty and any and all other documents, certificates, instruments and agreements executed in connection with the Loan or to otherwise evidence or secure the Loan prior to the date hereof are referred to herein as the "Original Loan Documents."

         C. Borrower has requested that Lender agree, and Lender has agreed, to modify certain covenants in the Original Loan Documents, and to amend the Note, the Loan Agreement, the Mortgage and each of the other Original Loan Documents, as Lender deems necessary (the Original Loan Documents, as so amended and/or modified, together with any other documents executed by Borrower, Lender, Guarantor or any other person in connection with the Loan, are collectively referred to herein as the "Loan Documents").

                                   AGREEMENT:

         NOW, THEREFORE, for and in consideration of the foregoing recitals, to induce Lender to modify certain of the covenants in the Original Loan Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender, and Guarantor agree as follows:

         1. Recitals. The foregoing Recitals are hereby ratified and confirmed and made a part hereof.

         2. Definitions. All capitalized terms used in this Agreement, and not otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

         3. Amendments to Definitions. The Loan Agreement and each of the other Original Documents are amended as follows:

         A. The term "Cross-Collateralization Agreement" as it is defined in and appears from time to time in the Original Loan Documents, is hereby amended to mean that certain Cross-Collateralization, Cross-Default and Mortgage Modification Agreement between Borrower and Lender dated as of October 15, 2002.

         B. The term "Guaranty Agreement", as it is defined in and appears from time to time in the Original Loan Documents, is hereby amended to mean that certain Payment and Performance Guaranty Agreement dated as of October 15, 2002, by and between Lender and Guarantor.

         C. The term "Loan Agreement", as it is defined in and appears from time to time in the Original Loan Documents, is hereby amended to mean that certain Loan Agreement dated as of August 15, 2000, by and between Borrower and Lender, as amended by that certain Loan Document Modification Agreement dated June 13, 2002 by and between Borrower and Lender and further amended by that certain Loan Modification Agreement dated as of October 15, 2002, by and among Borrower, Lender and Guarantor.

         D. The term  "EBITDA  Covenant"  has the meaning  given to such term in
Section 4(g) of the Guaranty Agreement.

         E. The term "Minimum Liquidity Covenant" has the meaning given to such term in Section 4(f) of the Guaranty.

         F. The term "Mortgage", as it is defined in and appears from time to time in the Original Loan Documents, is hereby amended to mean that certain Mortgage and Security Agreement dated as of August 15, 2000, executed by Borrower and Lender and covering the Mortgaged Property and securing the Loan, as amended by the Cross-Collateralization Agreement.

         G. The term "Related Loans" means the Loan and the additional loans made by Lender to Borrower and its affiliate Capital Senior Living ILM-B, Inc., a Delaware corporation, listed and described on Exhibit "B" attached hereto and made a part hereof.

         4. Loan  Agreement.  In  addition  to the  revisions  made  pursuant to
Section 3 of this Agreement, the Loan Agreement is hereby amended as follows:

         A. Interest Rate Protection. Section 2.3 of the Loan Agreement is amended and restated in its entirety as follows:

                                    On or before the Closing Date,  the Borrower
                           shall enter in an interest rate cap agreement (a "Cap") with Lender or a Cap provider (a "Cap Provider") reasonably approved by Lender, to protect against fluctuations in interest rates, pursuant to which Lender or such Cap Provider, as the case may be, agrees to make certain payments to or for the benefit of Borrower if the Note Rate exceeds the Strike Rate. The Cap shall not terminate earlier than the date which is the third (3rd) anniversary of the Closing Date. The Cap shall be secured and documented on terms and conditions approved by Lender and shall be with a counter-party (who is obligated to make payments in accordance with the Cap Agreement) acceptable to Lender. The Cap shall be evidenced and governed by documents in form and content reasonably acceptable to Lender.

         B. Debt Service Coverage Requirements. Section 4.14 of the Loan Agreement is hereby deleted in its entirety.

         C. Occupancy. Section 4.15 of the Loan Agreement is hereby deleted in its entirety.

         D. Dividends, Distributions and Redemptions. Section 5.13 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                                    If the Debt Service  Coverage  Ratio,  after
                           deduction of the greater of Actual Management Fees or Assumed Management Fees, at the end of any calendar quarter, is less than 1.10 to 1.0, until such ratio is again 1.10 to 1.0, or an Event of Default has occurred, declare or pay any dividends to its shareholders, members or partners, as applicable, or purchase, redeem, retire, or otherwise acquire for value, any ownership interests in Borrower now or hereafter outstanding, return any capital to its shareholders, members or partners, as applicable, or make any distribution of assets to its shareholders, members, or partners, as applicable.

         E. Events of Default. Section 7.1 of the Loan Agreement is hereby amended to add the following subsections immediately after Section 7.1(x):

                           (y) The  failure  of  Guarantor  to  comply  with the
                  Minimum Liquidity Covenant or the EBITDA Covenant as set forth in the Guaranty; or

                           (z) The failure of  Guarantor  to comply with Section
                  4(h) of the Guaranty.

         F. Non-Recourse to Borrower. Section 8.1 of the Loan Agreement is hereby deleted in its entirety.

         G. Section 8.8 Notices, etc. of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "8.8 Notices, etc. Any notice or other communication required or permitted to be given by this Agreement or the other Loan Documents or by applicable law shall be in writing and shall be deemed received (a) on the date delivered or first refused, if sent by hand delivery (to the person or department if one is specified below) with receipt acknowledged by the recipient thereof, (b) five (5) Business Days following the date deposited in the U.S. mail, certified or registered, with return receipt requested, or (c) one (1) Business Day following the date deposited with Federal Express or other national overnight carrier, and in each case addressed as follows:

                  If to Borrower:

                           Capital Senior Living A, Inc.
                           14160 Dallas Parkway, Suite 300
                           Dallas, Texas  75240
                           Attention:  David R. Brickman, Esq.


                           with a copy to:

                           Winston W. Walp II, Esquire
                           Jenkens & Gilchrist, P.C.
                           1445 Ross Avenue, Suite 3200
                           Dallas, TX  75202


                  If to Lender:

                           GMAC Commercial Mortgage Corporation
                           200 Witmer Road
                           Horsham, PA  19044-0809
                           Attn:  Servicing Account Manager

                  with a copy to:

                           Kelly M. Wrenn, Esquire
                           Ballard Spahr Andrews & Ingersoll, LLP
                           601 13th Street, NW Suite, 1000 South
                           Washington, DC  20005-3807

                  Either party may change its address to another single address by notice given as herein provided, except any change of address notice must be actually received in order to be effective."

         H. Exhibit "B". Exhibit "B" to the Loan Agreement is hereby amended and restated in its entirety as more fully described on Exhibit B attached hereto and incorporated herein.

         5. Modification Fee. In connection with this Agreement, Borrower will pay to Lender a modification fee in an amount equal to three-quarters of one percent (3/4%) of the unpaid principal balance of the Loan calculated as of the date of this Amendment ("Modification Fee."). Lender acknowledges receipt of a portion of the Modification Fee in the amount of $6,950.00 and Borrower agrees to pay the remaining balance of the Modification Fee ($33,250.04) to Lender on or prior to December 31, 2002.

         6. Miscellaneous

         A. The foregoing amendments shall be effective as of the date hereof.

         B. The amendments to the Loan Agreement set forth herein are not intended to, and shall not constitute, a novation.

         C. Except as expressly modified herein, the terms and provisions of the Original Loan Documents (excluding the Note, Loan Agreement, the Mortgage, and the Guaranty) shall remain unchanged, unmodified and in full force and effect as of the date hereof.

         D.  The  Loan   Documents  may  not  be  further   modified,   amended,
supplemented or substituted except by an instrument in writing signed by each of the parties thereto.

         E. Borrower reaffirms, incorporates by reference herein and makes a part hereof, each and every representation and warranty made by Borrower in
Article III of the Loan Agreement as if such representations and warranties were made initially on the date hereof.

         F. Borrower hereby represents as of the date hereof that no Event of Default or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing.

         G. There has been no occurrence of any material adverse change in the financial condition of Borrower or in the financial condition of Guarantor since June 30, 2002, and no other condition exists which, in Lender's determination, constitutes a material impairment of such Borrower's ability to operate the Facility or of Borrower's ability to perform its obligations under the Loan Documents or of Guarantor's ability to perform its obligations under the Guaranty Agreement.

         H.  The  parties  hereto  agree  that  the  validity,   interpretation,
enforcement and effect of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

         I. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

         J. This Agreement shall bind, and the rights granted by this Agreement shall inure to the benefit of, the respective successors and assigns of Borrower, Lender, and Guarantor.

         IN WITNESS WHEREOF, Borrower, Lender, and Guarantor have caused this Agreement to be executed by their respective duly authorized representatives as of the date first set forth above.

WITNESS:                                      BORROWER:

                                              Capital Senior Living A, Inc.,
                                              a Delaware corporation

_____________________________________         By:_________________________(Seal)
_____________________________________            Paul T. Lee, Vice President,
Print Name                                       Finance

WITNESS:                                       LENDER:

                                               GMAC Commercial Mortgage
                                               Corporation, a California
                                               corporation

_____________________________________          By:________________________(Seal)
_____________________________________             Lisa M. Lautner
Print Name                                        Senior Vice President

WITNESS:                                        GUARANTOR:

                                                Capital Senior Living
                                                Corporation, a Delaware
                                                corporation

_____________________________________           By:______________________(Seal)
_____________________________________              James A. Stroud
Print Name                                         Chairman of the Company

                                    EXHIBIT A

                         [LEGAL DESCRIPTION OF PROPERTY]

                                    EXHIBIT B

                          DESCRIPTION OF RELATED LOANS

----------------------------------- ----------------------------------- ------------------------------------ ---------------------
    Facility Name and Location                   Address                     Number and Type of Units            Loan Amount
----------------------------------- ----------------------------------- ------------------------------------ ---------------------


1.  Town Centre                     7250 Arthur Boulevard               33 assisted living units             $13,307,270.00
    Merrillville, Lake              Merrillville, Indiana 46410         153 independent living units
    County, Indiana                                                     64 skilled nursing beds
----------------------------------- ----------------------------------- ------------------------------------ ---------------------

2.  Canton Regency                  4515 22nd Street                    34 assisted living units             $14,680,000.00
    Canton, Stark                   Canton, Ohio  44708                 146 independent living units
    County, Ohio                                                        50 skill nursing beds
----------------------------------- ----------------------------------- ------------------------------------ ---------------------



                                                                [Sedgwick Plaza]


             FIRST AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE (this "Amendment") is made effective as of October 15, 2002, by and between CAPITAL SENIOR LIVING A, INC., a Delaware corporation ("Borrower"), having an address at 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240 and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender"), having an address at 200 Witmer Road, Horsham, Pennsylvania 19044.

                                    RECITALS:

         A. On July 13, 2002, Lender made a refinancing loan to Borrower, in the original stated principal amount of $5,560,000.00 (the "Loan"). The Loan is evidenced by an Amended and Restated Promissory Note dated as of June 13, 2002, in the original stated principal amount of $5,560,000.00, given by Borrower in favor of Lender (as further amended, extended, supplemented or modified, the "Note"). The Loan is further evidenced by a Loan Agreement dated as of August 15, 2000, by and between Borrower and Lender (as modified, the "Loan Agreement").

         B. The Note is secured by that certain Mortgage and Security Agreement dated as of August 15, 2000 between Borrower and Lender, and recorded with the Register of Deeds Office of Sedgwick County, Kansas (the "Mortgage"). The Mortgage encumbers the property located in Sedgwick County, Kansas and described in Exhibit "A" attached hereto and made a part hereof by this reference (the "Property").

         C. Repayment of the Loan is guaranteed by Capital Senior Living Corporation, a Delaware corporation ("Guarantor") pursuant to, and as set forth in, that certain Payment and Performance Guaranty Agreement dated as of even date herewith given by Guarantor for the benefit of Lender ("Guaranty").

         D. Borrower has requested that Lender modify certain covenants in the Loan Agreement.

         E. Lender has agreed to modify the Loan Agreement, subject to the terms and conditions of (i) this Amendment, (ii) that certain Loan Modification Agreement by and between Lender and Borrower of even date herewith ("Amendment to Loan Agreement"), (iii) the Guaranty and (iv) that certain Cross-Collateralization, Cross-Default and Mortgage Modification Agreement ("Mortgage Modification Agreement"). Borrower and Lender are entering into this Amendment to amend the Note to reflect certain terms and conditions of Lender's agreement to modify the Loan Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, for and in consideration of the foregoing, in reliance thereon and for other good and valuable consideration, Borrower and Lender hereby agree, and hereby agree to amend the Note, as follows:

         1. The foregoing Recitals are hereby ratified and confirmed and made a part hereof.

         2. All capitalized terms used herein shall have the meanings given to such terms in the Note, unless they are otherwise specifically amended or defined herein.

         3. The outstanding principal balance of the Note as of the date hereof is $5,360,005.90 which together with interest accruing thereon from and after the date hereof and all interest accrued on the Note prior to the date hereof and remaining unpaid is hereinafter collectively referred to as the "Indebtedness."

         4. Borrower represents, warrants and agrees that, as of the date hereof, it has no defenses, offsets or counterclaims to the Indebtedness.

         5. Section 1.1 Initial Rate and Payment Dates is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                  Interest shall accrue on the outstanding balance of the principal amount outstanding hereunder from and after June 13, 2002 at the rate of 4.2438% per annum until the first Rate Adjustment Date (as defined below). On each successive Rate Adjustment Date, the rate of interest at which interest accrues shall be adjusted to the then applicable Note Rate (as defined in Section 1.4). Interest shall be paid in arrears and shall be computed on the basis of a 360-day year and actual number of days elapsed for any whole or partial month in which interest on the Loan is being calculated and shall be charged on the principal balance outstanding from time to time. In no event shall Holder compute the interest in a manner that would cause Holder to contract for, charge or receive interest that would exceed the Maximum Lawful Rate (as defined in Section 1.9) or the Maximum Lawful Amount (as defined in Section 1.9).

         6. Section 1.4 Note Rate is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                  The "Note Rate" shall mean (i) the average of London Interbank Offered Rates ("LIBOR") for a term of one month determined solely by Holder as of each Rate Adjustment Date (but in the event one month LIBOR is less than three percent (3.0%) per annum then, for purposes of calculating the Note Rate one month LIBOR shall be deemed three percent (3.0%)) plus (ii) two hundred forty (240) basis points per annum. One month

                  LIBOR shall be determined in the following manner: on each Rate Adjustment Date, Holder will obtain the one month LIBOR (in U.S. Dollar deposits) from the appropriate Bloomberg display page available as of the close of business announced on the last business day of the month immediately preceding the Rate Adjustment Date; in the event Bloomberg ceases publication or ceases to publish the one month LIBOR, Holder shall select a comparable publication to determine the one month LIBOR and provide prompt notice thereof to Borrower; LIBOR may or may not be the lowest rate based upon the market for U.S. Dollar deposits in the London Interbank Eurodollar Market at which Holder prices loans on the date on which the Note Rate is determined by Holder as set forth above.

         7. Section 2 Principal and Interest Payments is hereby deleted in its entirety and the following should be inserted in lieu thereof:

                  Commencing on October 1, 2000, and continuing on the first day of each calendar month thereafter through and including the Maturity Date (defined below), monthly payments of principal and interest shall adjust monthly and be made in such amount, taking into account the then effective Note Rate, as is sufficient to fully amortize the unpaid principal balance of the Note on the date that is twenty-five (25) years after September 1, 2000.

         8. The last sentence of Section 4 Maturity Date is hereby deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                  Notwithstanding anything contained herein, if repayment of the Loan in connection with the Maturity Date (and not a prepayment under Section 5 hereof) is funded from the proceeds of any refinancing of the Loan, Borrower shall pay to Lender a repayment premium equal to one and one-half of one percent (1.5%) of the original principal balance of the Note unless
                  (a)  Lender  elects  not to  refinance  the  Loan or (b)  such repayment of the Loan is funded from the proceeds of refinancing of the Loan pursuant to which Lender receives a contractually agreed upon sum for the arrangement thereof.

         9. The last sentence of Section 5.3 Prepayment in Full is hereby deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                  Prepayment of the Loan in full shall be subject to payment by Borrower to Lender of a prepayment premium equal to one and one-half of one percent (1.5%) of the original principal balance of this Note. Such premium shall be waived by Lender if (a) Lender elects not to refinance the Loan, or (b) such prepayment of the Loan is funded from the proceeds of refinancing of the Loan pursuant to which Lender receives a contractually agreed upon sum for the arrangement thereof.

         10. Section 12.19 Nonrecourse is hereby deleted in its entirety and is of no further force and effect.

         11. As a condition to Lender's consent to certain modifications of the Loan Agreement and other matters set forth in this Amendment:

         (a) Borrower will execute and deliver this Amendment, the Amendment to Loan Agreement, the Guaranty and the Mortgage Modification Agreement and any other document required by Lender relating thereto;

         (b) Borrower will pay all of the out-of-pocket fees, costs and expenses incurred by Lender in connection herewith (including, without limitation, the commercially reasonable fees, costs and expenses of the attorneys for Lender);

         (c) In connection with this Amendment, the Amendment to Loan Agreement, the Guaranty and the Mortgage Modification Agreement, Borrower will pay to Lender, as provided in the Amendment to Loan Agreement, a modification fee in an amount equal to three quarters of one percent (3/4%) of the unpaid principal balance of the Indebtedness (calculated as of the date of this Amendment); and

         (d)  Borrower  will  furnish  Lender  such   authorization   and  other
instruments and documents relating to this Amendment as Lender may reasonably require.

         12. The execution and delivery of this Amendment will neither extinguish the Indebtedness or the Note, nor impair the lien of the Mortgage securing the obligations of Borrower pursuant to the Note, as amended by this Amendment, and no part of the same will be disturbed, discharged, cancelled or impaired by the execution of this Amendment or the execution and delivery of any further instruments evidencing or securing the Indebtedness. This Amendment is not intended to, and shall not constitute, a novation of the Note.

         13. Except as expressly provided herein, all other terms and provisions of the Note remain unchanged, unmodified and in full force and effect on the date hereof.

         14. The Note may not be further modified or supplemented except by an instrument in writing signed by the parties hereto.

         15. The parties hereto agree that the validity, interpretation, enforcement and effect of this Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

         16. BORROWER AND LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OBLIGATIONS SECURED HEREBY.

         17. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

         18. This Amendment shall bind Borrower, Lender, and their respective successors and assigns, and the rights granted by this Amendment shall inure to the benefit of Borrower and Lender and their respective successors and assigns.

         IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed by their respective duly authorized representatives as of the date first written above.

WITNESS:                                      BORROWER:
                                              Capital Senior Living A, Inc.,
                                              a Delaware corporation

________________________________              By:_________________________(Seal)
                                                 Paul T. Lee, Vice President,
                                                 Finance

WITNESS:                                   LENDER:

                                           GMAC Commercial Mortgage Corporation,
                                           a California corporation

___________________________                By:____________________________(Seal)
                                               Lisa M. Lautner
                                               Senior Vice President

                                   EXHIBIT "A"

                              PROPERTY DESCRIPTION

                                                                (Sedgwick Plaza)


                   PAYMENT AND PERFORMANCE GUARANTY AGREEMENT


         THIS PAYMENT AND PERFORMANCE GUARANTY AGREEMENT (this "Guaranty") is made effective as of the 15th day of October 2002, by CAPITAL SENIOR LIVING CORPORATION, a Delaware corporation ("Guarantor"), between and for the benefit of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (including its successors, transferees and assigns, "Lender").

                                    RECITALS:

         A. Capital Senior Living A, Inc., a Delaware corporation ("Borrower"), has borrowed the sum of FIVE MILLION FIVE HUNDRED SIXTY THOUSAND and 00/100 Dollars ($5,560,000.00) (the "Loan") from Lender, evidenced by Borrower's Amended and Restated Promissory Note dated as of June 13, 2002 (as amended, the "Note") and that certain Loan Agreement by and between Lender and Borrower dated August 15, 2000 (as amended, the "Loan Agreement"), and secured by, among other things, a Mortgage and Security Agreement dated August 15, 2000 (as amended, the "Mortgage") granting a first lien on a senior living facility known as Sedgwick Plaza, which is located in the City of Wichita, County of Sedgwick, State of Kansas (the "Facility").

         B. The Note, the Loan Agreement, the Mortgage and the other documents, certificates, instruments and agreements executed by Borrower in connection with the Loan or to otherwise evidence or secure the Loan, and all renewals, supplements, or amendments thereto or a part thereof, are collectively referred to as the "Loan Documents".

         C. As a condition of modifying the Loan, Guarantor has agreed to guaranty, absolutely and unconditionally, payment of the Guaranty Obligations (as defined below), subject to the terms and conditions set forth in this Guaranty.

                                   AGREEMENT:

         NOW THEREFORE, in consideration of the above and as an inducement to Lender to modify the Loan evidenced by the Note and the Loan Agreement, and as security for the payment of the Loan and all interest from time to time accrued and unpaid thereon, and all expenses, fees, charges and other amounts from time to time due and owing to Lender under the Note, and the other Loan Documents, and for the performance of all covenants, agreements and other obligations from time to time owing to, or for the benefit of, Lender pursuant to the Loan Documents (collectively referred to herein as the "Guaranty Obligations"), Guarantor, intending to be legally bound, hereby covenants, agrees, represents and warrants as follows:

         1. Guaranty. Guarantor hereby absolutely and unconditionally guarantees to the Lender the full, regular and punctual payment and performance of the Guaranty Obligations within fourteen (14) days of the Lender's written demand therefor. Without limiting the generality of the foregoing, "Guaranty

Obligations" is used herein in its most comprehensive sense to include all debts, obligations and indebtedness described in the Loan Documents, whether now or hereafter made, incurred or created, voluntary or involuntary, due (after expiration of any applicable notice and cure period), absolute or contingent, liquidated or unliquidated, determined or undetermined, and regardless of whether there is any recourse with respect to any portion of such Guaranty Obligations as against Borrower or any partner of Borrower. In addition, Guarantor guarantees the full payment of, and agrees to reimburse Lender for, all costs of collection incurred by Lender in enforcing the Guaranty Obligations and pursuing any remedies set forth in the Loan Documents and/or the Guaranty, including, without limitation, court costs and reasonable attorneys' fees (including, but not limited to, fees in any bankruptcy or appellate proceeding).

         2. Payments. All payments to be made by Guarantor to Lender hereunder shall be made in lawful money of the United States of America, in immediately available funds, at 200 Witmer Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, or such other location designated by Lender in writing, and shall be accompanied by a notice from Guarantor stating that such payments are made under this Guaranty. All payments available to Lender for application in payment or reduction of the Guaranty Obligations may be applied by Lender in such manner and in such amount, and at such time or times and in such order and priority as Lender may see fit and to the payment or reduction of such portion of the Guaranty Obligations as Lender may elect.

         3. Subsequent Acts by Lender. Lender may, in its sole discretion and without notice to Guarantor, take any action which might otherwise be deemed a legal or equitable release or discharge of Guarantor's obligations hereunder without either impairing or affecting the liability of Guarantor for payment of the Guaranty Obligations, which actions might include, by way of illustration and not limitation:

         (a) at any time or from time to time, the time for Borrower's performance of or compliance with any provision of the Loan Documents may be extended or such performance or compliance may be waived by Lender;

         (b) the acceptance of partial payment of the Guaranty Obligations;

         (c) any of the acts permitted in the Loan Documents may be performed;

         (d) the Loan Documents may from time to time be amended and/or renewed by Borrower and Lender for the purpose of adding any provisions thereto or changing in any manner the rights of Lender or of Borrower thereunder;

         (e) the maturity date of the Note may be changed or renewed in whole or in part;

         (f) the maturity of the Note may be accelerated in accordance with the terms of the Loan Documents or any future agreement between Borrower and Lender or the holder of such Note;

         (g) any collateral security for all or any part of the Guaranty Obligations may be exchanged, released, compromised, consolidated, surrendered or otherwise dealt with, and Lender's interest therein may be released and may or may not be perfected;

         (h) the settlement, release, compounding, compromise, cancellation, rearrangement or consolidation of any of the Guaranty Obligations;

         (i) the collection of or other liquidation of any claims Lender may have in respect to the Guaranty Obligations;

         (j) the granting of indulgences, forbearance, compromises, extensions or adjustments in respect to any covenant or agreement under the Loan Documents; and/or

         (k) the release from liability of any Guarantor and/or any additional parties who may guarantee payment of the Guaranty Obligations or any portion thereof.

         4. Certain Rights, Subordination, Etc.

         (a) Lender may pursue its rights and remedies under this Guaranty and shall be entitled to payment hereunder notwithstanding any other guaranty of all or any part of the Guaranty Obligations, and notwithstanding any action taken by Lender to enforce any of its rights or remedies under such other guaranty, or any payment received thereunder (but in no event shall Lender collect more than the aggregate amount of the Guaranty Obligations).

         (b) Any obligation or debt of Borrower now or hereafter held by Guarantor is hereby subordinated to the Guaranty Obligations and Guarantor shall not enforce or collect any such indebtedness from Borrower. Nevertheless, upon request by Lender, Guarantor shall collect, enforce and receive such indebtedness of Borrower to Guarantor. Any sums collected at Lender's request or collected in contravention of the prohibition set forth herein shall be held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Guaranty Obligations; provided, however, that such payments shall not impair, reduce or affect in any manner the liability of Guarantor under the other provisions of this Guaranty.

         (c) Guarantor agrees that if any event of default exists under the Loan Documents ("Event of Default") and is continuing, (i) such Guarantor shall not accept payment from any other guarantor of any Guaranty Obligations by way of contribution or similar rights on account of any payment made hereunder by Guarantor to Lender, all of which rights are hereby subordinated to Guarantor's obligations hereunder to Lender, (ii) Guarantor will not take any action to exercise or enforce any rights to such contribution, and (iii) if Guarantor should receive payment, satisfaction or security for any indebtedness of Borrower to Lender, the same shall be delivered to Lender in the form received, endorsed or signed as may be appropriate for application on account of or as security for the indebtedness of Borrower to Lender and, until so delivered, shall be held in trust for Lender as security for the indebtedness of Borrower to Lender under the Loan Documents.

         (d) If an Event of Default by Borrower has occurred with respect to the Guaranty Obligations, (it being understood that the defined term Event of Default includes any applicable notice and cure provisions), Guarantor agrees to pay or perform on demand (either oral or written) the Guaranty Obligations. Lender shall not be under a duty to protect, secure or insure or be required to liquidate any security or lien provided by the Mortgage or other such collateral held by Lender prior to making such demand.

         (e) Notwithstanding any payment or payments made by Guarantor under this Guaranty, Guarantor expressly, irrevocably and unconditionally waives and releases any and all "claims" (as that term is defined in the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto (collectively, the "Bankruptcy Code")) it may now or hereafter have against Borrower, and shall not be entitled to, and hereby expressly waives, any and all rights of subrogation, reimbursement, indemnity, exoneration and contribution against Borrower, which Guarantor may now or hereafter have against Borrower without regard to whether any such right or claim arises expressly; provided, that such waiver and release shall not be effective as to any such claim or entitlement or such subrogation and other rights that accrue after the indefeasible payment, performance or other satisfaction in full of the Guaranty Obligations.

         (f) Guarantor covenants and agrees that until the Loan is paid in full and/or the Guaranty Obligations have been satisfied, Guarantor's assets on the last day of each fiscal quarter of Guarantor will include Cash or Cash Equivalents in an amount not less than Four Million Dollars ($4,000,000) (the "Minimum Liquidity Covenant"). Compliance with such Minimum Liquidity Covenant will be reviewed by Lender, on a quarterly basis, based on Lender's review of the financial information of Guarantor provided to Lender in accordance with
Section 6 below. For purposes of this subsection (f) "Cash or Cash Equivalents," means

                  (i) unencumbered lawful currency of the United States of America;

                  (ii) unencumbered direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in three (3) months or less from the date of acquisition; and

                  (iii) unencumbered (a) money market funds, (b) demand deposits, or (c) time deposits or certificates of deposit maturing within three (3) months, and such funds and deposits may be situated in United Texas Bank and/or Bank One N.A.

         (g) Guarantor covenants and agrees that until the Loan is paid in full and/or the Guaranty Obligations have been satisfied, Guarantor's cash flow, on the last day of each fiscal quarter of Guarantor based on the preceding twelve
(12) months, as measured by earnings before interest, taxes, depreciation and amortization ("EBITDA"), shall be in an amount not less than Twelve Million and 00/100 Dollars ($12,000,000.00) (the "EBITDA Covenant"). Compliance with such EBITDA Covenant will be reviewed by Lender on a quarterly basis, based on Lender's review of the financial information provided to Lender which shall be certified by a financial officer of Borrower.

         (h) Guarantor covenants and agrees that until the Loan is paid in full and/or the Guaranty Obligations have been satisfied, Transfers of any of Guarantor's legal or beneficial interest in BRE/CLS Portfolio L.L.C., a Delaware limited liability company, shall not be permitted without Lender's prior written consent which may be withheld by Lender in its sole discretion. For purposes hereof, "Transfer" shall mean the conveyance, assignment, sale, transfer, mortgaging, collateral assignment, encumbrance, pledging, alienation, hypothecation, granting of a security interest in, granting of options with respect to, or other dispositions of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record of all or any portion of Guarantor's legal and/or beneficial interest in BRE/CSL Portfolio L.L.C., a Delaware limited liability company.

         5. Representations and Warranties. Guarantor represents and warrants to Lender that:

         (a) Existence, Power and Qualification. Guarantor is a duly organized and validly existing Delaware corporation, has the power to own its properties and to carry on its business as is now being conducted, and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary.

         (b) Power and Authority. Guarantor has full corporate power and authority to incur the Guaranty Obligations provided for herein, all of which have been authorized by all proper and necessary action.

         (c) Financial Position. The financial statements of the Guarantor heretofore furnished to Lender are complete and correct in all material respects and fairly present the financial position of the Guarantor as of the date thereof. Since the date of said financial statements there has been no material adverse change in the financial position or operations, or the business taken as a whole, of Guarantor from that set forth therein which have not been disclosed to Lender.

         (d) Litigation. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency now pending or, to the best of Guarantor's knowledge, threatened against Guarantor (which have not been disclosed to Lender) in which an adverse decision could materially and adversely affect the financial position of Guarantor.

         (e) No Breach. The execution and delivery of this Guaranty, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof will not (i) conflict with or result in a breach of, or require any consent (not heretofore obtained at the time this representation is made) under, any applicable law, administrative proceeding or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Guarantor is a party or by which Guarantor is bound or to which Guarantor is subject, (ii) constitute a default under any such agreement or instrument or under Guarantor's articles of incorporation, or any other agreement or instrument binding upon Guarantor, or
(iii) result in the creation or imposition of any lien upon any of the revenues or assets of Guarantor pursuant to the terms of any such agreement or instrument.

         (f) Approvals. To the best of Guarantor's knowledge, no authorizations, approvals, or consents of (other than those heretofore obtained and in full force and effect), and no filings or registrations with (other than those heretofore obtained and in full force and effect), any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by Guarantor of this Guaranty or for the validity or enforceability thereof.

         (g) Taxes, etc. Guarantor has filed all United States federal and state tax returns and all other tax returns that are required to be filed by Guarantor and has paid all taxes due pursuant to such returns or pursuant to any assessment received by Guarantor, except such taxes, the payment of which is not yet due, or which if due, is not yet delinquent or is being contested in good faith or which has not been finally determined.

         (h) Benefit. The making of the Loan by Lender to Borrower will directly benefit Guarantor.

         6. Financial Covenants and Other Information. Guarantor shall provide to Lender, at its address set forth in Section 8.8 of the Loan Agreement, and at GMAC Commercial Mortgage Corporation, 2000 Woodcrest Place, Suite 305, Birmingham, Alabama 35209, the financial statements and reporting information on a continuing basis during the term of the Loan as referenced in the Loan Agreement.

         7. Guaranty is a Continuing Obligation. The obligations of the Guarantor under this Guaranty shall be continuing, absolute, irrevocable and unconditional under all circumstances, and shall remain in full force and effect or be reinstated, until all of the Guaranty Obligations shall have been paid and performed in full, irrespective of the bankruptcy, insolvency, merger, reorganization, termination, discontinuation or dissolution of the Borrower or any assignment for the benefit of creditors by the Borrower. The Guarantor acknowledges and agrees that Guarantor's obligations hereunder shall apply to and continue with respect to any of the obligations of the Borrower under the Loan Documents which are subsequently recovered from the Lender for the reasons set forth below. In the event that any payment by or on the behalf of the Borrower to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason the Lender is required to refund such payment or pay the amount thereof to any other party, including, without limitation, as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, the Borrower or of any substantial part of its property or otherwise, such payment by the Borrower or any other party to the Lender shall not constitute a release of the Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by the Lender of this Guaranty or of the Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by the Lender or paid by the Lender to another party (which amounts shall constitute part of the Guaranty Obligations), and any interest paid by the Lender and any attorneys' fees, costs and expenses paid or incurred by the Lender in connection with any such event. It is the intent of the Guarantor and the Lender that the obligations and liabilities of the Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranty Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of the Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. The Lender shall be entitled to continue to hold this Guaranty in its possession for a period of one year from the later of (a) the date the Guaranty Obligations are paid and performed in full, or (b) if not paid in accordance with the Guaranty Obligations, the expiration or termination of the Loan, and for so long thereafter as may be necessary to enforce any obligation of the Guarantor hereunder and/or to exercise any right or remedy of the Lender hereunder.

         8. Limitation of Liability. [Intentionally Deleted].

         9. Waiver and Release of Subrogation and Participation. Guarantor shall have no right of subrogation in or under the Guaranty Obligations, and no rights of reimbursement, indemnity or contribution from the Borrower or any other rights by law, equity, statute or contract that would give rise to a creditor-debtor relationship between Guarantor and the Borrower. Guarantor shall have no right to participate in any way in any of the collateral which is conveyed under the Loan Documents as security for the Guaranty Obligations. Guarantor hereby explicitly waives and releases any of the above-described rights of subrogation, reimbursement, indemnity, contribution, participation, and any right to require the marshalling of Borrower's assets under any circumstances.

         10. Continuing Validity. Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired (a) by reason of the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Mortgage, or the other Loan Documents, against any person obligated thereunder or against the owner of the premises covered by the Mortgage, (b) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, (c) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Mortgage or the other Loan Documents, or the death of any Guarantor, or (d) by reason of any payment made on the Guaranty Obligations or any other indebtedness arising under the Note, the Mortgage or the other Loan Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Guaranty Obligations, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Guaranty Obligations due and payable on the happening of any default or event by which under the terms of the Note, the Mortgage or the other Loan Documents, the Guaranty Obligations shall become due and payable, Lender may, as against Guarantor, nevertheless, declare the Guaranty Obligations due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

         11. Notice. All notices given under this Guaranty shall be in writing and shall be deemed received upon hand delivery or upon five (5) Business Days (as defined in the Loan Agreement) after mailed, by certified U.S. mail, return receipt requested, first class postage prepaid, to the other party, at its address set forth below or at such other address as such party may designate by notice to the other party:

         (a) If to Guarantor:

                           Capital Senior Living Corporation
                           14160 Dallas Parkway, Suite 300B
                           Dallas, Texas  75240
                           Attention:  David R. Brickman, Esquire

                           with a copy to:

                           Winston W. Walp, II, Esquire
                           Jenkens and Gilchrist, P.C.
                           1445 Ross Avenue, Suite 3200
                           Dallas, Texas 75202


         (b) If to Lender:

                           GMAC Commercial Mortgage Corporation
                           200 Witmer Road
                           P.O. Box 1015
                           Horsham, Pennsylvania 19044-8015
                           Attention:  Servicing Department

                           with a copy to:

                           Ballard Spahr Andrews & Ingersoll, LLP
                           601 13th Street, NW, Suite 1000 South
                           Washington, DC  20005-3807
                           Attention: Kelly M. Wrenn, Esq.

         12. No Waiver by Lender; Remedies. No failure on the part of Lender or the holder of the Note to exercise, and no delay in exercising, any right hereunder or thereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right. Guarantor hereby agrees that all rights and remedies that Lender is afforded by reason of this Guaranty are separate and cumulative and may be pursued separately, successively, or concurrently, as Lender deems advisable. In addition, all such rights and remedies are non-exclusive and shall in no way limit or prejudice Lender's ability to pursue any other legal or equitable rights or remedies that may be available. Failure of Lender to insist upon strict performance or observance of any of the terms, provisions and covenants hereof or to exercise any right herein contained shall not be construed as a waiver or relinquishment of the right to demand strict performance at another time. Receipt by Lender of any payment or performance on the Guaranty Obligations shall not be deemed a waiver of the breach of any provision hereof or of any of the Loan Documents. Without limiting the generality of the foregoing, Guarantor agrees that in any action by Lender by reason of the Guaranty Obligations, Lender, at its election, may proceed (a) against Guarantor together with Borrower, (b) against Guarantor and Borrower, individually, or (c) against Guarantor only without having commenced any action against, or having obtained any judgment against, Borrower.

         13. Certain Waivers by Guarantor. AS A FURTHER INDUCEMENT TO LENDER TO MAKE THE LOAN AND IN CONSIDERATION THEREOF, GUARANTOR FURTHER COVENANTS AND AGREES THAT SERVICE OF ANY SUMMONS AND COMPLAINT OR OTHER PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO GUARANTOR AT GUARANTOR'S ADDRESS HEREINABOVE SET FORTH, GUARANTOR HEREBY WAIVING PERSONAL SERVICE THEREOF. GUARANTOR HEREBY WAIVES THE PLEADING OF ANY STATUTE OF LIMITATIONS AS A DEFENSE TO THE OBLIGATIONS HEREUNDER. GUARANTOR HEREBY WAIVES NOTICE OF THE ACCEPTANCE HEREOF, PRESENTMENT, PROTEST, NOTICE OF PROTEST, OR ANY AND ALL NOTICE OF NON-PAYMENT, NON-PERFORMANCE OR NON-OBSERVANCE, OR OTHER PROOF, OR NOTICE OR DEMAND.

         THE GUARANTOR FURTHER WAIVES AND AGREES NOT TO ASSERT: (A) ANY RIGHT TO REQUIRE LENDER TO PROCEED AGAINST BORROWER OR TO PROCEED AGAINST ANY OTHER GUARANTOR, OR TO PROCEED AGAINST OR EXHAUST ANY SECURITY FOR THE GUARANTY OBLIGATIONS, OR TO PURSUE ANY OTHER REMEDY AVAILABLE TO LENDER, OR TO PURSUE ANY REMEDY IN ANY PARTICULAR ORDER OR MANNER, (B) THE BENEFIT OF ANY STATUTE OF LIMITATIONS AFFECTING GUARANTOR'S LIABILITY HEREUNDER OR THE ENFORCEMENT HEREOF,
(C) NOTICE OF THE EXISTENCE, CREATION OR INCURRING OF NEW OR ADDITIONAL INDEBTEDNESS OF BORROWER TO LENDER, (D) THE BENEFITS OF ANY STATUTORY PROVISION LIMITING THE LIABILITY OF A SURETY, (E) ANY DEFENSE ARISING BY REASON OF ANY DISABILITY OR OTHER DEFENSE OF BORROWER OR BY REASON OF THE CESSATION FROM ANY CAUSE WHATSOEVER (OTHER THAN PAYMENT IN FULL) OF THE LIABILITY OF BORROWER FOR THE GUARANTY OBLIGATIONS, (F) THE BENEFITS OF ANY STATUTORY PROVISION LIMITING THE RIGHT OF LENDER TO RECOVER A DEFICIENCY JUDGMENT, OR TO OTHERWISE PROCEED AGAINST ANY PERSON OR ENTITY OBLIGATED FOR PAYMENT OF THE GUARANTY OBLIGATIONS, AFTER ANY FORECLOSURE OR TRUSTEE'S SALE OF ANY SECURITY FOR THE GUARANTY OBLIGATIONS, AND (G) ANY OTHER DEFENSE OR CIRCUMSTANCE WHICH MIGHT OTHERWISE CONSTITUTE A LEGAL OR EQUITABLE DISCHARGE OF GUARANTOR'S LIABILITY HEREUNDER, ARISING FROM OR OUT OF THE LOAN, THE LOAN DOCUMENTS AND/OR THE FACILITY.

         14. Waiver of Automatic Stay. GUARANTOR HEREBY AGREES THAT, IN CONSIDERATION OF LENDER'S AGREEMENT TO MODIFY THE LOAN AND IN RECOGNITION THAT THE FOLLOWING COVENANT IS A MATERIAL INDUCEMENT FOR LENDER TO MODIFY THE LOAN,
IN THE EVENT THAT GUARANTOR SHALL (A) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER ANY SECTION OR CHAPTER OF TITLE 11 OF THE UNITED STATES CODE, AS AMENDED ("BANKRUPTCY CODE"), OR SIMILAR LAW OR STATUTE, (B) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE, (C) FILE OR BE THE SUBJECT

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

OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (D) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR, OR (E) BE THE SUBJECT OF AN ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST GUARANTOR FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR DEBTORS, THEN, SUBJECT TO COURT APPROVAL, LENDER SHALL THEREUPON BE ENTITLED, AND GUARANTOR HEREBY IRREVOCABLY CONSENTS TO, AND WILL NOT CONTEST, AND AGREES TO STIPULATE TO RELIEF FROM, ANY AUTOMATIC STAY OR OTHER INJUNCTION IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR SIMILAR LAW OR STATUTE (INCLUDING, WITHOUT LIMITATION, RELIEF FROM ANY EXCLUSIVE PERIOD SET FORTH IN SECTION 1121 OF THE BANKRUPTCY
CODE) OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO LENDER AS PROVIDED IN THIS AGREEMENT AND/OR THE LOAN DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, AND GUARANTOR HEREBY IRREVOCABLY WAIVES GUARANTOR'S RIGHTS TO OBJECT TO SUCH RELIEF.

         15. Guaranty of Payment. This is a guaranty of payment and not of collection and upon any default of Borrower under the Note, the Mortgage, the Loan Agreement or the other Loan Documents, Lender may, at its option, subject to applicable Borrower notice and cure provisions proceed directly and at once, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the Facility or other collateral for the Loan.

         (a) Joint and Several Liability. [Intentionally Deleted].

         (b) Assignment. Lender may assign this Guaranty or any rights or powers hereunder, in whole or in part, in connection with the sale of the Note and assignment of the Mortgage. Lender shall notify Guarantor of any such sale of the Note. The duties and obligations of Guarantor may not be delegated or transferred by Guarantor without the prior written consent of Lender which may be withheld in its absolute discretion. Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

         16. Waiver of Trial by Jury; Service of Process. GUARANTOR AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE GUARANTOR AND THE LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY

PERTAINING TO, THIS AGREEMENT AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE GUARANTOR, AND THE GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT GUARANTOR HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED BY GUARANTOR OF GUARANTOR'S OWN FREE WILL, AND THAT GUARANTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. GUARANTOR AGREES TO PAY ALL COURT COSTS AND REASONABLE ATTORNEY'S FEES INCURRED BY LENDER IN CONNECTION WITH ENFORCING ANY PROVISION OF THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, LENDER AGREES TO USE REASONABLE EFFORTS TO PROVIDE GUARANTOR WITH NOTICE OF THE FILING OF ANY LAWSUIT BY LENDER AGAINST GUARANTOR.

         17. Power and Authority. Guarantor (and its representative, executing below, if any) has full corporate power, authority and legal right to execute this Guaranty and to perform all its obligations under this Guaranty.

         18. Complete Agreement; Modification; Waiver. All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which are incorporated herein which alone fully and completely expresses the agreement of Guarantor and Lender. In no event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing executed by Lender. Any waiver granted by Lender shall be applicable only in the specific instance for which it is given.

         19. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

         20. Counterparts; Construction. This Guaranty may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument. Words of any gender used in this Guaranty shall be held and construed to include the other gender, and words in the singular shall be held and construed to include the plural, and words in the plural shall be held and construed to include the singular, unless this Guaranty or the context otherwise requires.

         21. Review by Guarantor. GUARANTOR HAS RECEIVED COPIES OF, AND HAS HAD THE OPPORTUNITY TO REVIEW, ALL OF THE LOAN DOCUMENTS REFERRED TO IN THIS

GUARANTY. GUARANTOR HAS DISCUSSED THIS GUARANTY WITH GUARANTOR'S LEGAL COUNSEL, AND GUARANTOR UNDERSTANDS THE NATURE AND EXTENT AND THE LEGAL AND PRACTICAL CONSEQUENCES OF GUARANTOR'S LIABILITY UNDER THIS GUARANTY.

         22. No Oral Agreement. To the extent allowed by law, Guarantor agrees to be bound by the terms of the following notice:

         NOTICE: THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE A WRITTEN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

                           THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE LOAN.

         23. Termination of Pre-Existing Guaranty. This Guaranty shall supercede, in all respects, that certain Exceptions to Non-Recourse Guaranty, with respect to the Loan, dated as of August 15, 2000, executed by Guarantor for the benefit of Lender, which shall be deemed, as of the date hereof, terminated and of no further force and effect.

         IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of the day and year first written above.

WITNESS:                                      GUARANTOR:
                                              Capital Senior Living Corporation,
                                              a Delaware corporation

______________________________________        By:_________________________(Seal)
______________________________________           James A. Stroud
Print Name                                       Chairman of the Company


CITY OF WASHINGTON                  )
                                    )        ss:
DISTRICT OF COLUMBIA                )


         On this _____ day of October, 2002, before me, the undersigned officer, personally appeared James A. Stroud, who, I am satisfied, is the individual named in the foregoing instrument as Chairman of the Company of Capital Senior Living Corporation, a Delaware corporation, the Guarantor, and, did on behalf of Capital Senior Living Corporation, a Delaware corporation acknowledge that he signed, sealed and delivered the foregoing instrument as his/her voluntary act and deed as Chairman of the Company of Capital Senior Living, on behalf of said corporation, as Guarantor, for the purposes therein contained.

                                                ________________________________
                                                Notary Public

                                                                          [SEAL]

My Commission expires:

___________________________

WITNESS:                                  LENDER:

                                          GMAC Commercial Mortgage Corporation,
                                          a California corporation

______________________________________    By:_____________________________(Seal)
                                             Lisa M. Lautner
                                             Senior Vice President



CITY OF WASHINGTON                  )
                                    )        ss:
DISTRICT OF COLUMBIA                )


         I, a Notary Public in and for the said County, in the State aforesaid , DO HEREBY CERTIFY that Lisa M. Lautner personally known to me to be the Senior Vice President of GMAC Commercial Mortgage Corporation, a California corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that as such Senior Vice President, she signed and delivered the said instrument as the free and voluntary act and deed of said GMAC Commercial Mortgage Corporation, for the uses and purposes therein set forth.

         Given under my hand and official seal, this day of October, 2002.


                                               ________________________________
                                               Notary Public


My commission expires: _______________









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